UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2008

ENVIRONMENTAL POWER CORPORATION

(Exact name of company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 White Plains Road, 6th Floor, Tarrytown, New York 10591

(Address of principal executive offices, including zip code)

(914) 631-1435

(Company’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

The Board of Directors of Environmental Power Corporation (the “Company”) has fixed Wednesday, June 11, 2008, as the date for the Company’s 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”).

The deadline for the Company’s stockholders to submit proposals for the 2008 Annual Meeting is a reasonable time before the Company begins to print and send its proxy materials for the 2008 Annual Meeting. The Company currently expects to begin printing its proxy materials on or about April 26, 2008. Stockholder proposals should therefore be received by the Company no later than April 25, 2008, in order not to be considered untimely.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ Michael E. Thomas
Michael E. Thomas
Senior Vice President, Chief Financial Officer and Treasurer

Dated: April 21, 2008